Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
April, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.88%
     April, 1998  5.97%
     March, 1998  6.21%
     February, 1998  5.46%



Cash Yield                                              19.14%


Investor Charge Offs                                    5.22%


Base Rate                                               7.94%


Over 35 Day Delinquency                                 5.58%


Seller's Interest                                       23.91%


Total Payment Rate                                      10.35%


Total Principal Balance                                $4,906,345,724.47


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,173,012,391.1